Scudder Capital Growth Fund

Annual Report
September 30, 1996

Pure No-Load(TM) Funds

A fund designed to maximize long-term capital growth through a diversified portfolio of growth-oriented common stocks.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

                               Table of Contents

   2  In Brief
   3  Letter from the Fund's President
   4  Performance Update
   5  Portfolio Summary
   6  Portfolio Management Discussion
   9  Investment Portfolio
  15  Financial Statements
  18  Financial Highlights
  19  Notes to Financial Statements
  23  Report of Independent Accountants
  24  Tax Information
  25  Officers and Trustees
  26  Investment Products and Services
  27  How to Contact Scudder


o Scudder Capital Growth Fund provided a total return of 15.94% for the fiscal year ended September 30, 1996, roughly in keeping with the return of the average growth fund tracked by Lipper Analytical Services.

o At the end of September, the portfolio's largest weighting was in interest rate sensitive issues, which include financial, utility, and communications stocks.

o The average price-earnings ratio (based on anticipated 1997 earnings) for portfolio holdings on September 30 was approximately 12 times earnings, versus
14.5 for S&P 500 companies, illustrating the Fund's value orientation.


                          2-Scudder Capital Growth Fund

                        Letter From the Fund's President

Dear Shareholders,

     Your shareholder report has a new look which we hope you will enjoy. The new format is designed to enhance the attractiveness and readability of the annual and semiannual reports. Let us know what you think.

     In this age of electronic information we have also taken a look at our short-form quarterly reports, sent after the end of your Fund's first and third fiscal quarters. Many shareholders have told us that these reports are no longer as useful as they once were, so they have been discontinued. Portfolio information, however, will be available on a more timely basis going forward -- each month in most cases -- through Scudder's Web site, Scudder's automated information line (SAIL), and by calling a Scudder Investor Relations representative.

     We are pleased to report that Scudder Capital Growth Fund provided a solid total return of 15.94% for the fiscal year ended September 30, 1996. As the management discussion that follows outlines, the Fund continues to apply a disciplined approach to investing in the U.S. stock market. We believe that the key role value plays in the Fund's stock selection process makes it particularly appropriate for investors seeking capital appreciation over time without undue risk.

     Finally, for those of you who like to stay informed about new funds offered by Scudder, we introduced two new equity funds in September. Scudder Classic Growth Fund seeks long-term capital appreciation with a higher degree of principal stability than the average growth fund. Scudder 21st Century Growth Fund takes a more aggressive approach, focusing primarily on emerging companies with the potential to benefit from the rapidly changing industrial and economic landscape. For more information on these and other Scudder Fund products and services, please turn to page 26.

     Thank you for your continued investment in Scudder Capital Growth Fund. Please do not hesitate to call Investor Relations at 1-800-225-2470 with any questions regarding your account.

     Sincerely,

     /s/Daniel Pierce
     Daniel Pierce
     President,
     Scudder Capital Growth Fund


                          3-Scudder Capital Growth Fund

PERFORMANCE UPDATE as of September 30, 1996
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                     Total Return
Period    Growth    --------------
Ended       of                Average
9/30/96   $10,000  Cumulative  Annual
--------------------------------------
SCUDDER CAPITAL GROWTH FUND
--------------------------------------
1 Year    $11,594    15.94%   15.94%
5 Year    $18,332    83.32%   12.89%
10 Year   $36,288   262.88%   13.76%

--------------------------------------
S&P 500  INDEX
--------------------------------------
1 Year    $12,034    20.34%   20.34%
5 Year    $20,315   103.15%   15.21%
10 Year   $40,429   304.29%   14.98%
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED SEPTEMBER 30

SCUDDER CAPITAL GROWTH FUND
Year            Amount
----------------------
'86            $10,000
'87            $13,903
'88            $13,123
'89            $18,904
'90            $13,572
'91            $19,795
'92            $20,906
'93            $26,934
'94            $25,663
'95            $31,297
'96            $36,288

S&P 500 INDEX
Year            Amount
----------------------
'86            $10,000
'87            $14,342
'88            $12,569
'89            $16,717
'90            $15,173
'91            $19,901
'92            $22,100
'93            $24,974
'94            $25,894
'95            $33,596
'96            $40,429

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.
-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED SEPTEMBER 30

                       1987    1988    1989    1990    1991    1992    1993    1994    1995    1996
                     -------------------------------------------------------------------------------
NET ASSET VALUE...   $20.41   $16.10  $22.30  $14.77  $19.30  $19.12  $23.06  $19.54  $22.92  $22.64
INCOME DIVIDENDS..   $  .23   $  .20  $  .07  $  .16  $  .37  $  .22  $  .10  $    -  $    -  $  .08
CAPITAL GAINS
DISTRIBUTIONS.....   $ 2.46   $ 2.38  $  .55  $ 1.45  $ 1.35  $  .98  $ 1.25  $ 2.62   $ .73  $ 3.50
FUND TOTAL
RETURN (%)........    39.03    -5.61   44.05  -28.20   45.85    5.61   28.83   -4.72   21.96   15.94
INDEX TOTAL
RETURN (%)........    43.42   -12.39   32.95    -9.24  31.09   11.04   12.97    3.68   29.75   20.34


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.



                          4-Scudder Capital Growth Fund

PORTFOLIO SUMMARY as of September 30, 1996
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
Equity Securities                  99%
Cash Equivalents                    1%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund is essentially fully invested in common stocks.
--------------------------------------------------------------------------
SECTORS
(Excludes 1% Cash Equivalents)
--------------------------------------------------------------------------
Financial                                 25%
Consumer Staples                          13%
Manufacturing                             10%
Energy                                     9%
Health                                     7%
Technology                                 6%
Consumer Discretionary                     6%
Durables                                   6%
Communications                             6%
Other                                     12%
---------------------------------------------
                                         100%
---------------------------------------------


A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund's single largest concentration is in the interest rate sensitive financial services sector.
--------------------------------------------------------------------------
10 LARGEST EQUITY HOLDINGS
(21% OF PORTFOLIO)
--------------------------------------------------------------------------
1.FEDERAL NATIONAL MORTGAGE ASSOCIATION
  Insurer and holder of mortgage loans
2.ALLSTATE CORP.
  Property, liability, and life insurance company
3.AMERICAN HOME PRODUCTS CORP.
  Major U.S. diversified pharmaceutical company
4.BELL ATLANTIC CORP.
  Telecommunication service
5.TRAVELERS GROUP, INC.
  Provider of diversified financial services
6.PHILIP MORRIS COMPANIES INC.
  Tobacco, food products and brewing
7.AMERICAN EXPRESS CREDIT CORP.
  Travel and investment services, insurance, banking
8.BRISTO-MYERS SQUIBB
  Diversified pharmaceutical and consumer products company
9.INTERNATIONAL BUSINESS MACHINES CORP.
  Principal manufacturer and servicer of business and computing machines 10.WHRILPOOL CORP.
   Manufacturer of major household appliances


Top holdings include such familiar names as IBM and American Express.
-----------------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 9. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                          5-Scudder Capital Growth Fund

                        Portfolio Management Discussion

Dear Shareholders,

Scudder Capital Growth Fund provided a total return of 15.94% for the fiscal year ended September 30, 1996, roughly in keeping with the 15.89% return of the average growth fund tracked by Lipper Analytical Services over the same period. For the same 12 months, the overall stock market as gauged by the unmanaged S&P 500 Index returned 20.34%.

                            Market Sentiment Rotates

For most of the first half of the Fund's fiscal period, the U.S. stock market was buoyed by slow growth, a low rate of inflation, and the prospect of further interest rate declines. In March, stocks began to display increasing volatility as investors reacted to conflicting signals about the direction of economic growth, inflation and interest rates. During the second quarter of 1996, market sentiment shifted away from the value stocks held by the Fund. The unmanaged Russell 1000 Value Index provided a total return of 2.04% between April and June as compared to 6.33% for the unmanaged Russell 1000 Growth Index. This rotation in market leadership accounted for the bulk of the Fund's underperformance not only for the second quarter but for the year versus the overall stock market as gauged by the S&P 500. We remain confident that the value-based strategies employed by the Fund will serve shareholders well over the long term.

                             Disciplined Investment
                                    Approach

In this rapidly shifting environment, the Fund continued to apply its disciplined approach to seeking long-term capital appreciation. Our focus is on the selection of individual stocks, based principally on three criteria: relative valuation; an assessment of "normal" earnings; and the rating of our analysts based on fundamental research. By purchasing stocks at reasonable valuations, we seek to reduce the volatility of the Fund's share price. Attractive valuation and below normal current earnings are just the starting point, however, as our analysts evaluate prospective portfolio holdings on the basis of their own research, digging into each company's financial statements, and assessing the company's prospects, management, and strategy, among other factors.

We rank one thousand stocks based on their relative value, earnings outlook, and fundamentals, and construct a portfolio from among the stocks we rate most highly. In building the portfolio, risk control is also a central concern. Our goal is to manage a portfolio with lower price volatility (as measured by standard deviation) than the S&P 500, and the Fund's share price was in fact consistently less volatile than the S&P 500 for the 12-month period covered by this report.


                          6-Scudder Capital Growth Fund

                          Portfolio Structure Stresses
                                 Diversification


Diversification plays a key role in reducing risk. We not only carefully allocate portfolio assets across what we believe are the most attractive stocks, but also among broad stock groupings -- i.e. cyclical, non-cyclical (or "consumer-defensive"), interest rate sensitive, energy -- and sectors that anticipate changes in the economy in different ways. In this vein, at the end of September, the portfolio's largest weighting was in interest rate sensitive issues, which include financial, utility, and communications stocks. This position, while overweight versus the S&P 500, in part reflects the Fund's focus on value and the heavy representation of value stocks among the interest rate sensitive group.

In terms of specific sectors, interest rate sensitive financial stocks are most heavily represented in the portfolio, at 25% of assets. The Fund's largest position is in the Federal National Mortgage Association ("Fannie Mae"), an insurer and holder of mortgage loans. In keeping with our focus on larger capitalization companies, the Fund's top ten holdings include other such familiar names as American Express and IBM. At the end of September, the average price-earnings ratio (based on anticipated 1997 earnings) for portfolio holdings was approximately 12 times earnings, versus 14.5 for S&P 500 companies, illustrating the Fund's value orientation.


                          7-Scudder Capital Growth Fund

Going forward, we will continue to make gradual changes in the portfolio's composition as indicated by our analysis. Within the interest rate sensitive grouping, utility stocks currently appear attractive from a valuation standpoint, both versus the overall market and by that sector's historical standards. Conversely, the recent rally in energy stocks has lifted many out of the undervalued category. Health stocks in the aggregate remain more expensive than their historical average, although some HMO stock prices have reached appealingly low levels. While the Fund will typically be underweight in technology stocks, recent price weakness has brought more of these issues to levels where they are attractive values. Finally, financial stocks will continue to provide significant opportunities, given their typical strong profile from a relative valuation standpoint.

Scudder Capital Growth Fund will continue to apply a disciplined approach to investing in the stocks of large U.S. companies. While the market environment will shift periodically in favor of one investment style or another, we feel confident that the Fund is well-positioned to benefit investors seeking capital appreciation over time. Thank you for your continued investment in the Fund.

Sincerely,
Your Portfolio Management Team

/s/Kathleen T. Millard        /s/Lois R. Friedman
Kathleen T. Millard           Lois R. Friedman




           Scudder Capital Growth Fund: A Team Approach to Investing


  Scudder Capital Growth Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.


  Lead Portfolio Manager Kathleen T. Millard assumed responsibility for the Fund's day-to-day management in 1995. Ms. Millard, who joined Scudder in 1991, has been involved in the investment industry since 1983 and has worked as a portfolio manager since 1986. Lois R. Friedman, Portfolio Manager, joined the Fund in 1995 and Scudder in 1994 and has nine years of experience as an equity analyst.



                          8-Scudder Capital Growth Fund

                 INVESTMENT PORTFOLIO AS OF SEPTEMBER 30, 1996

                                                      PRINCIPAL       MARKET
                                                      AMOUNT($)      VALUE($)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS 1.5%
-------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin &
 Jenrette dated 9/30/96 at 5.7%, to be
 repurchased at $24,731,915 on 10/1/96,
 collateralized by a $25,268,000 U.S. Treasury                      ----------
 Note, 5.125%, 3/31/98 (Cost $24,728,000) ........... 24,728,000    24,728,000
                                                                    ----------

                                                         SHARES
-------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS 0.5%
-------------------------------------------------------------------------------
CONSUMER DISCRETIONARY
DEPARTMENT & CHAIN STORES                                           ----------
Kmart 7.75% (Cost $8,180,439) .......................    158,500     7,746,688
                                                                    ----------

COMMON STOCKS 98%
-------------------------------------------------------------------------------
CONSUMER DISCRETIONARY 5.4%
APPAREL & SHOES 0.9%
Reebok International Ltd. ...........................    445,900    15,495,025
                                                                    ----------
DEPARTMENT & CHAIN STORES 3.5%
J.C. Penney Co., Inc. ...............................    512,400    27,733,650
Melville Corp. ......................................    186,600     8,233,725
Rite Aid Corp. ......................................    617,200    22,373,500
                                                                    ----------
                                                                    58,340,875
                                                                    ----------
HOME FURNISHINGS 1.0%
Armstrong World Industries, Inc. ....................    265,000    16,529,375
                                                                    ----------
CONSUMER STAPLES 12.4%
ALCOHOL & TOBACCO 4.0%
Anheuser-Busch Companies, Inc. ......................    856,000    32,207,000
Philip Morris Companies Inc. ........................    375,000    33,656,250
                                                                    ----------
                                                                    65,863,250
                                                                    ----------

CONSUMER ELECTRONIC & PHOTOGRAPHIC PRODUCTS 3.7%
Eastman Kodak Co. ...................................    275,100    21,595,350
Polaroid Corp. ......................................    177,000     7,788,000
Whirlpool Corp. .....................................    640,600    32,430,375
                                                                    ----------
                                                                    61,813,725
                                                                    ----------
FOOD & BEVERAGE 3.7%
American Stores Co. .................................    286,000    11,440,000
ConAgra Inc. ........................................    362,900    17,872,825
Hershey Foods Corp ..................................    346,000    17,386,500
Unilever NV (New York shares) .......................     94,000    14,816,750
                                                                    ----------
                                                                    61,516,075
                                                                    ----------



    The accompanying notes are an integral part of the financial statements.


                         9-Scudder Capital Growth Fund


                                                                      MARKET
                                                          SHARES      VALUE($)
-------------------------------------------------------------------------------

TEXTILES 1.0%
VF Corporation ......................................    278,500    16,744,813
                                                                   -----------
HEALTH 6.8%
HEALTH INDUSTRY SERVICES 1.1%
Bergen Brunswig Corp. "A" ...........................    579,600    18,402,300
                                                                   -----------
HOSPITAL MANAGEMENT 1.1%
Humana Inc.* ........................................    884,200    17,905,050
                                                                   -----------
MEDICAL SUPPLY & SPECIALTY 0.5%
Bausch & Lomb, Inc. .................................    240,400     8,834,700
                                                                   -----------
PHARMACEUTICALS 4.1%
American Home Products Corp. ........................    534,000    34,042,500
Bristol-Myers Squibb Co. ............................    347,400    33,480,675
                                                                   -----------
                                                                    67,523,175
                                                                   -----------
COMMUNICATIONS 5.5%
TELEPHONE/COMMUNICATIONS
American Telephone & Telegraph Co ...................    306,400    16,009,400
Bell Atlantic Corp. .................................    565,800    33,877,275
GTE Corp. ...........................................    290,500    11,184,250
MCI Communications Corp. ............................    626,200    16,046,375
Telefonos de Mexico S.A. de C.V. "L" (ADR) ..........    200,000     6,425,000
US West Inc. ........................................    275,800     8,205,050
                                                                   -----------
                                                                    91,747,350
                                                                   -----------
FINANCIAL 24.4%
BANKS 9.7%
Banc One Corp. ......................................    238,000     9,758,000
Bank of Boston Corp. ................................    414,000    23,960,250
BankAmerica Corp. ...................................    316,900    26,025,413
Chase Manhattan Corp. (New) .........................    394,100    31,577,263
First Chicago NBD Corp ..............................    184,400     8,344,100
J.P. Morgan & Co., Inc. .............................    240,900    21,409,988
KeyCorp (New) .......................................    281,200    12,372,800
NationsBank Corp. ...................................    324,300    28,173,563
                                                                   -----------
                                                                   161,621,377
                                                                   -----------


    The accompanying notes are an integral part of the financial statements.

                        10-Scudder Capital Growth Fund

                                                                      MARKET
                                                          SHARES      VALUE($)
-------------------------------------------------------------------------------
INSURANCE 7.3%
Allstate Corp. ......................................    724,100    35,661,925
Cigna Corp. .........................................    207,400    24,862,075
EXEL, Ltd. ..........................................    533,700    18,546,075
MBIA Inc. ...........................................    291,800    25,021,850
Mid Ocean Limited ...................................    294,000    12,531,750
Providian Corp. .....................................     98,800     4,248,400
                                                                   -----------
                                                                   120,872,075
                                                                   -----------
OTHER FINANCIAL COMPANIES 6.4%
American Express Credit Corp. .......................    725,900    33,572,875
Federal National Mortgage Association ...............  1,088,500    37,961,438
Travelers Group, Inc. ...............................    688,200    33,807,825
                                                                   -----------
                                                                   105,342,138
                                                                   -----------
REAL ESTATE 1.0%
Nationwide Health Properties Inc. (REIT) ............    770,000    16,940,000
                                                                   -----------
MEDIA 1.0%
PRINT MEDIA
Times Mirror Co. "A" ................................    373,200    16,607,400
                                                                   -----------
SERVICE INDUSTRIES 2.6%
ENVIRONMENTAL SERVICES 0.6%
Browning Ferris Industries ..........................    367,000     9,175,000
                                                                   -----------
INVESTMENT 1.0%
Merrill Lynch & Co., Inc. ...........................    253,400    16,629,375
                                                                   -----------
PRINTING/PUBLISHING 1.0%
R.R. Donnelley & Sons Co. ...........................    489,000    15,770,250
                                                                   -----------
DURABLES 5.8%
AEROSPACE 1.6%
Rohr Industries Inc.* ...............................    732,000    14,365,500
United Technologies Corp. ...........................     94,000    11,291,750
                                                                   -----------
                                                                    25,657,250
                                                                   -----------
AUTOMOBILES 1.8%
Eaton Corp. .........................................    289,200    17,460,450
General Motors Corp. ................................    247,300    11,870,400
                                                                   -----------
                                                                    29,330,850
                                                                   -----------
CONSTRUCTION/AGRICULTURAL EQUIPMENT 0.6%
Caterpillar Inc. ....................................    121,000     9,120,375
                                                                   -----------

    The accompanying notes are an integral part of the financial statements.

                        11-Scudder Capital Growth Fund

                                                                      MARKET
                                                          SHARES      VALUE($)
-------------------------------------------------------------------------------
TIRES 1.8%
Goodyear Tire & Rubber Co. ..........................    640,200    29,529,225
                                                                    ----------
MANUFACTURING 10.0%
CHEMICALS 4.6%
B.F. Goodrich Co., Inc. .............................    545,400    24,611,175
Dow Chemical Co. ....................................    361,500    29,010,375
E.I. du Pont de Nemours & Co. .......................    101,000     8,913,250
Great Lakes Chemicals Corp. .........................    233,200    13,292,400
                                                                    ----------
                                                                    75,827,200
                                                                    ----------
CONTAINERS & PAPER 0.9%
Crown Cork & Seal Co. Inc.* .........................    333,600    15,387,300
                                                                    ----------
DIVERSIFIED MANUFACTURING 1.9%
Dresser Industries Inc. .............................    495,000    14,726,250
Textron, Inc. .......................................    202,800    17,238,000
                                                                    ----------
                                                                    31,964,250
                                                                    ----------
ELECTRICAL PRODUCTS 1.1%
Emerson Electric Co. ................................    203,300    18,322,413
                                                                    ----------
MACHINERY/COMPONENTS/CONTROLS 0.7%
Ingersoll-Rand Co. ..................................    247,300    11,746,750
                                                                    ----------
OFFICE EQUIPMENT/SUPPLIES 0.8%
Xerox Corp. .........................................    242,100    12,982,613
                                                                    ----------
TECHNOLOGY 6.3%
DIVERSE ELECTRONIC PRODUCTS 1.4%
Harris Corp. ........................................    348,400    22,689,550
                                                                    ----------
ELECTRONIC DATA PROCESSING PERIPHERALS 0.3%
Western Digital Corp.* ..............................    146,500     5,878,313
                                                                    ----------
ELECTRONIC DATA PROCESSING 2.0%
International Business Machines Corp. ...............    261,300    32,531,850
                                                                    ----------
MILITARY ELECTRONICS 1.6%
General Dynamics Corp. ..............................    200,000    13,775,000
Raytheon Co. ........................................    230,300    12,810,438
                                                                    ----------
                                                                    26,585,438
                                                                    ----------
PRECISION INSTRUMENTS 1.0%
Perkin-Elmer Corp. ..................................    294,700    17,055,763
                                                                    ----------


    The accompanying notes are an integral part of the financial statements.


                        12-Scudder Capital Growth Fund

                                                                      MARKET
                                                          SHARES      VALUE($)
-------------------------------------------------------------------------------
ENERGY 8.4%
OIL & GAS PRODUCTION 1.5%
Coastal Corp. .......................................    597,500    24,646,875
                                                                   -----------
OIL COMPANIES 6.9%
Atlantic Richfield Co. ..............................    127,800    16,294,500
British Petroleum PLC (ADR) .........................    204,300    25,537,500
Exxon Corp. .........................................    375,100    31,227,075
Mobil Corp. .........................................    137,200    15,880,900
Royal Dutch Petroleum Co. ...........................     35,000     5,467,153
Royal Dutch Petroleum Co. (New York shares) .........     71,200    11,116,100
Texaco Inc. .........................................     90,000     8,280,000
                                                                   -----------
                                                                   113,803,228
                                                                   -----------
CONSTRUCTION 2.2%
BUILDING MATERIALS 0.2%
Vulcan Materials Co. ................................     47,000     2,820,000
                                                                   -----------
FOREST PRODUCTS 2.0%
Louisiana-Pacific Corp. .............................    327,300     7,446,075
Weyerhaeuser Co. ....................................    573,600    26,457,300
                                                                   -----------
                                                                    33,903,375
                                                                   -----------
TRANSPORTATION 3.2%
AIRLINES 0.9%
AMR Corp.* ..........................................    177,900    14,165,288
                                                                   -----------
RAILROADS 2.3%
Canadian National Railway Co. .......................    474,500     9,727,250
Canadian Pacific Ltd. ...............................    712,900    16,485,813
Union Pacific Corp. .................................    177,900    13,031,175
                                                                   -----------
                                                                    39,244,238
                                                                   -----------
UTILITIES 4.0%
ELECTRIC UTILITIES 3.0%
Duke Power Co. ......................................    208,200     9,707,325
FPL Group, Inc. .....................................    290,000    12,542,500
Pacific Gas & Electric Co. ..........................    474,000    10,309,500
PowerGen PLC ........................................  1,155,800     8,756,115
PowerGen PLC (Sponsored ADR) ........................     21,000       648,375



    The accompanying notes are an integral part of the financial statements.


                        13-Scudder Capital Growth Fund

                                                                      MARKET
                                                          SHARES      VALUE($)
-------------------------------------------------------------------------------
Public Service Co. of New Mexico ....................    456,300     8,897,844
                                                                 -------------
                                                                    50,861,659
                                                                 -------------
NATIONAL GAS DISTRIBUTION 1.0%
Pacific Enterprises .................................    554,800    16,782,700
                                                                 -------------
------------------------------------------------------------------------------
TOTAL COMMON STOCKS (cOST $1,431,465,947) ...........            1,624,509,831
------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENT PORTFOLIO -- 100.0% (Cost $1,464,374,386)(a)    1,656,984,519
------------------------------------------------------------------------------



*    Non-income producing security.

(a)  The cost for federal income tax purposes was $1,470,741,557. At September
     30, 1996, net unrealized appreciation for all securities based on tax cost was $186,242,962. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $202,094,739 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $15,851,777.

     Transactions in written call options on securities indices during the year ended September 30, 1996 were as follows:


                                  NUMBER OF CONTRACTS      PREMIUMS RECEIVED($)
                                  ---------------------------------------------
Outstanding at
        September 30, 1995 ..........    6,000                  9,993,236
        Contracts closed ............   (6,000)                (9,993,236)
                                        ------                 ----------
Outstanding at
        September 30, 1996 ..........       --                         --
                                        ======                 ==========



    The accompanying notes are an integral part of the financial statements.


                        14-Scudder Capital Growth Fund

                             FINANCIAL STATEMENTS

                                     STATEMENT OF ASSETS AND LIABILITIES
                                           AS OF SEPTEMBER 30, 1996


ASSETS
----------------------------------------------------------------------------------------------------------
        Investments, at market (identified cost $1,464,374,386) (Note A) ................   $1,656,984,519
        Cash ............................................................................              275
        Receivable on investments sold ..................................................        6,605,412
        Dividends and interest receivable ...............................................        3,184,212
        Receivable on Fund shares sold ..................................................          673,425
        Receivable on foreign taxes recoverable .........................................           35,109
        Other assets ....................................................................            6,146
                                                                                            --------------
        Total assets ....................................................................    1,667,489,098



LIABILITIES
----------------------------------------------------------------------------------------------------------
        Payables for investments purchased ..............................................   $    6,745,070
        Payable for Fund shares redeemed ................................................        7,859,969
        Accrued management fee (Note C) .................................................          890,702
        Other accrued expenses (Note C) .................................................          533,560
                                                                                            --------------
        Total liabilities ...............................................................       16,029,301
        --------------------------------------------------------------------------------------------------
        NET ASSETS, AT MARKET VALUE .....................................................   $1,651,459,797
        --------------------------------------------------------------------------------------------------


NET ASSETS
----------------------------------------------------------------------------------------------------------
        Net assets consist of:
        Undistributed net investment income .............................................   $    5,294,851
        Unrealized appreciation on:
          Investments ...................................................................      192,610,133
          Foreign currency related transactions .........................................              333
        Accumulated net realized gain ...................................................      155,034,736
        Shares of beneficial interest ...................................................          729,347
        Additional paid-in capital ......................................................    1,297,790,397
        --------------------------------------------------------------------------------------------------
        NET ASSETS, AT MARKET VALUE .....................................................   $1,651,459,797
        --------------------------------------------------------------------------------------------------


NET ASSET VALUE
----------------------------------------------------------------------------------------------------------
        NET ASSET VALUE, offering and redemption price per share ($1,651,459,797 /
            72,934,700 outstanding shares of beneficial interest, $.01 par value,           --------------
            unlimited number of shares authorized .......................................           $22.64
                                                                                            --------------



    The accompanying notes are an integral part of the financial statements.
    ------------------------------------------------------------------------
    Pure No-Load[Trademark] Funds Pure No-Load[Trademark] Funds Pure No-Load
    ------------------------------------------------------------------------


                       15 -Scudder Capital Growth Fund


                                         STATEMENT OF OPERATIONS
                                      YEAR ENDED SEPTEMBER 30, 1996



INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------
            Income:
            Dividends (net of foreign taxes withheld of $225,728) ........................    $ 37,561,072
            Interest .....................................................................       2,649,360
                                                                                              ------------
                                                                                                40,210,432
            Expenses:
            Management fee (Note C) ......................................................      10,505,409
            Services to shareholders (Note C) ............................................       2,991,666
            Trustees' fees (Note C) ......................................................          52,867
            Custodian and accounting fees (Note C) .......................................         375,075
            Reports to shareholders ......................................................         479,318
            Auditing .....................................................................          48,878
            Legal ........................................................................          23,235
            Registration .................................................................          38,772
            Other ........................................................................          56,877
                                                                                              ------------
                                                                                                14,572,097
            ----------------------------------------------------------------------------------------------
            NET INVESTMENT INCOME ........................................................      25,638,335
            ----------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
-----------------------------------------------------------------------------------------------------------
            Net realized gain (loss) from:
            Investments ..................................................................     156,368,635
            Options ......................................................................         140,316
            Foreign currency related transactions ........................................         (23,205)
                                                                                              ------------
                                                                                               156,485,746

            Net unrealized appreciation during the period on:
            Investments ..................................................................      48,482,955
            Options ......................................................................       1,719,264
            Foreign currency related transactions ........................................          19,923
                                                                                              ------------
                                                                                                50,222,142
                                                                                              ------------
            Net gain on investment transactions ..........................................     206,707,888
            ----------------------------------------------------------------------------------------------
            NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................    $232,346,223
            ----------------------------------------------------------------------------------------------




   The accompanying notes are an integral part of the financial statements.
   ------------------------------------------------------------------------
   Pure No-Load[Trademark] Funds Pure No-Load[Trademark] Funds Pure No-Load
   ------------------------------------------------------------------------


                       16 --Scudder Capital Growth Fund


                                            STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     YEARS ENDED SEPTEMBER 30,


INCREASE (DECREASE) IN NET ASSETS                                                                  1996                    1995
------------------------------------------------------------------------------------------------------------------------------------

            Operations:
            Net investment income .......................................................    $   25,638,335          $    8,448,247
            Net realized gain from investment transactions ..............................       156,485,746             232,953,105
            Net unrealized appreciation on investment transactions during the period ....        50,222,142              32,843,602
                                                                                             --------------          --------------
            Net increase in net assets resulting from operations ........................       232,346,223             274,244,954
                                                                                             --------------          --------------
            Distributions to shareholders from:
            Net investment income .......................................................        (5,186,735)                     --
                                                                                             --------------          --------------
            Net realized gains on investment transactions ...............................      (226,928,336)            (48,924,819)
                                                                                             --------------          --------------
            Fund share transactions:
            Proceeds from shares sold ...................................................       242,975,623             198,066,318
            Net asset value of shares issued to shareholders in reinvestment of
               distributions ............................................................       222,385,560              47,065,999
            Cost of shares redeemed .....................................................      (305,801,902)           (317,084,600)
                                                                                             --------------          --------------
            Net increase (decrease) in net assets from Fund share transactions ..........       159,559,281             (71,952,283)
                                                                                             --------------          --------------
            INCREASE IN NET ASSETS ......................................................       159,790,433             153,367,852
            Net assets at beginning of period ...........................................     1,491,669,364           1,338,301,512

            NET ASSETS AT END OF PERIOD (including undistributed net investment              --------------          --------------
              income of 5,294,851 for 1996) .............................................    $1,651,459,797          $1,491,669,364
                                                                                             --------------          --------------

OTHER INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
            INCREASE (DECREASE) IN FUND SHARES
            Shares outstanding at beginning of period ...................................        65,078,938              68,475,991
                                                                                             --------------          --------------
            Shares sold .................................................................        11,066,908               9,981,199
            Shares issued to shareholders in reinvestment of distributions ..............        10,795,415               2,577,547
            Shares redeemed .............................................................       (14,006,561)            (15,955,799)
                                                                                             --------------          --------------
            Net increase (decrease) in Fund shares ......................................         7,855,762              (3,397,053)
                                                                                             --------------          --------------
            Shares outstanding at end of period .........................................        72,934,700              65,078,938
                                                                                             --------------          --------------


   The accompanying notes are an integral part of the financial statements.
   ------------------------------------------------------------------------
   Pure No-Load[Trademark] Funds Pure No-Load[Trademark] Funds Pure No-Load
   ------------------------------------------------------------------------


                       17 --Scudder Capital Growth Fund

                              FINANCIAL HIGHLIGHTS


The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.



                                                                        YEARS ENDED SEPTEMBER 30,

                                          1996     1995      1994    1993(b)   1992     1991     1990     1989     1988     1987
----------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of           ------------------------------------------------------------------------------------------
  period..............................  $22.92    $19.54    $23.06   $19.12   $19.30   $14.77   $22.30   $16.10   $20.41   $17.17
                                        ------------------------------------------------------------------------------------------

Income from investment operations:
Net investment income (loss)..........     .36       .13      (.02)     .06      .12      .20      .30(a)   .21      .09      .16

Net realized and unrealized gain
  (loss) on investment transactions...    2.94      3.98      (.88)    5.23      .90     6.05    (6.22)    6.61    (1.82)    5.77

Total from investment                   ------------------------------------------------------------------------------------------
  operations..........................    3.30      4.11      (.90)    5.29     1.02     6.25    (5.92)    6.82    (1.73)    5.93
                                        ------------------------------------------------------------------------------------------

Less distributions from:
Net investment income.................    (.08)       --        --     (.10)    (.22)    (.37)    (.16)    (.07)    (.20)    (.23)

Net realized gains on investment
  transactions........................   (3.50)     (.73)    (2.62)   (1.25)    (.98)   (1.35)   (1.45)    (.55)   (2.38)   (2.46)
                                        ------------------------------------------------------------------------------------------
Total distributions...................   (3.58)     (.73)    (2.62)   (1.35)   (1.20)   (1.72)   (1.61)    (.62)   (2.58)   (2.69)
                                        ------------------------------------------------------------------------------------------

Net asset value, end of                 ------------------------------------------------------------------------------------------
  period..............................  $22.64    $22.92    $19.54   $23.06   $19.12   $19.30   $14.77   $22.30   $16.10   $20.41
                                        ------------------------------------------------------------------------------------------

TOTAL RETURN (%)......................   15.94     21.96     (4.72)   28.83     5.61    45.85   (28.20)   44.05    (5.61)   39.03

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)   1,651     1,492     1,338    1,387    1,054    1,058      712    1,013      491      583

Ratio of operating expenses to
  average net assets (%)..............     .92       .98       .97      .96      .98     1.04      .94      .88      .95      .88

Ratio of net investment income (loss)
  to average net assets (%)...........    1.62       .62      (.12)     .22      .57     1.24     1.56     1.22      .63      .86

Portfolio turnover rate (%)...........   150.7     153.6      75.8     92.2     92.4     93.2     87.9     55.7     48.5     58.2

Average commission rate paid (c)......  $.0533    $   --    $   --   $   --   $   --   $   --   $   --   $   --   $   --   $   --



(a)   Net investment income per share includes nonrecurring dividend income amounting to $.14 per share.
(b)   Effective October 1, 1992, the Fund discontinued using equalization accounting.
(c)   Average commission rate paid per share of common and preferred stocks is calculated for fiscal years ending on or after
      September 1, 1996.



                       18 -Scudder Capital Growth Fund

                         NOTES TO FINANCIAL STATEMENTS

                       A. SIGNIFICANT ACCOUNTING POLICIES

Scudder Capital Growth Fund (the "Fund") is a diversified series of Scudder Equity Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

OPTIONS. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options as a hedge against potential adverse price movements in the value of portfolio assets.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent


                        19 --Scudder Capital Growth Fund
asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement and the underlying collateral, is equal to at least 100.5% of the resale price.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and

(ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.



                        20 --Scudder Capital Growth Fund

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Earnings and profits distributed to shareholders on redemption of Fund shares ("tax equalization") may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to foreign denominated investments, investments in options, and deferral of certain losses for tax purposes. As a result, net investment income
(loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

OTHER. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Original issue discounts and market discounts are accreted for both tax and financial reporting purposes.


                      B. PURCHASES AND SALES OF SECURITIES


During the year ended September 30, 1996, purchases and sales of investment securities (excluding short-term investments) aggregated $2,355,199,579 and $2,342,768,063, respectively.


                               C. RELATED PARTIES


On September 4, 1996, the Fund's Board of Trustees approved a new Investment Management Agreement (the "Management Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"). Under the Management Agreement the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Management Agreement is equal to an annual rate of approximately 0.75% of the first



                        21 -Scudder Capital Growth Fund

$500,000,000 of average daily net assets, 0.65% of the next $500,000,000 of such net assets, 0.60% of the next $500,000,000 of such net assets and 0.55% of such net assets in excess of $1,500,000,000, computed and accrued daily and payable monthly.

Under the Investment Management Agreement between the Fund and the Adviser which was in effect prior to September 4, 1996 (the "Agreement"), the Fund agreed to pay the Adviser an annual rate of approximately 0.75% of the first $500,000,000 of average daily net assets, 0.65% of the next $500,000,000 of such net assets and 0.60% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. Both Agreements also provide that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. For the year ended September 30, 1996, the fee pursuant to the Agreement amounted to $10,505,409 which was equivalent to an annual effective rate of 0.66% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. Included in services to shareholders is $1,715,004 charged to the Fund by SSC for the year ended September 30, 1996, of which $142,526 is unpaid at September 30, 1996.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended September 30, 1996, the amount charged to the Fund by STC aggregated $885,784, of which $73,765 is unpaid at September 30, 1996.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended September 30, 1996, the amount charged to the Fund by SFAC aggregated $158,045, of which $12,860 is unpaid at September 30, 1996.

The Fund pays each of its Trustees not affiliated with the Adviser $4,000 annually plus specified amounts for attended board and committee meetings. For the year ended September 30, 1996, Trustees' fees and expenses aggregated $52,867.


                        22 --Scudder Capital Growth Fund

                       REPORT OF INDEPENDENT ACCOUNTANTS


TO THE TRUSTEES OF SCUDDER EQUITY TRUST AND THE SHAREHOLDERS OF SCUDDER CAPITAL GROWTH FUND:

We have audited the accompanying statement of assets and liabilities of Scudder Capital Growth Fund, including the investment portfolio, as of September 30, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Capital Growth Fund as of September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.



Boston, Massachusetts                                COOPERS & LYBRAND L.L.P.
November 11, 1996



                        23 -Scudder Capital Growth Fund

                                TAX INFORMATION



The Fund paid distributions of $2.83 per share from long-term capital gains during its taxable year ended September 30, 1996. Pursuant to section 852 of the Internal Revenue Code, the Fund designates $57,079,434 as capital gain dividends for the year ended September 30, 1996.

Pursuant to section 854 of the Internal Revenue Code, the Fund designates $33,208,514 as dividends eligible for the dividends received deduction for corporations for the year ended September 30, 1996.



                        24 -Scudder Capital Growth Fund


                             Officers and Trustees

Daniel Pierce*
President and Trustee

Paul Bancroft III
Trustee; Venture Capitalist and Consultant

Sheryle J. Bolton
Trustee

Thomas J. Devine
Trustee; Consultant

Keith R. Fox
Trustee

Dudley H. Ladd*
Trustee

David S. Lee*
Vice President and Trustee

Dr. Wilson Nolen
Trustee; Consultant

Juris Padegs*
Vice President and Trustee

Dr. Gordon Shillinglaw
Trustee; Professor Emeritus of Accounting, Columbia University Graduate School of Business

Robert G. Stone, Jr.
Honorary Trustee; Chairman of the Board and Director, Kirby Corporation

Robert W. Lear
Honorary Trustee; Executive-in-Residence, Visiting Professor, Columbia University Graduate School of Business

Donald E. Hall*
Vice President

Thomas W. Joseph*
Vice President

Kathleen T. Millard*
Vice President

Thomas F. McDonough*
Vice President, Secretary and Assistant Treasurer

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer

Kathryn L. Quirk*
Vice President and Assistant Secretary

Coleen Downs Dinneen*
Assistant Secretary


*Scudder, Stevens & Clark, Inc.

                         25-Scudder Capital Growth Fund

                        Investment Products and Services

The Scudder Family of Funds
--------------------------------------------------------------------------------
Money Market
  Scudder Cash Investment Trust
  Scudder U.S. Treasury Money Fund
  Tax Free Money Market+
  Scudder Tax Free Money Fund
  Scudder California Tax Free Money Fund*
  Scudder New York Tax Free Money Fund*

Tax Free+
  Scudder California Tax Free Fund*
  Scudder High Yield Tax Free Fund
  Scudder Limited Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder Massachusetts Limited Term
    Tax Free Fund*
  Scudder Massachusetts Tax Free Fund*
  Scudder Medium Term Tax Free Fund
  Scudder New York Tax Free Fund*
  Scudder Ohio Tax Free Fund*
  Scudder Pennsylvania Tax Free Fund*

Growth and Income
  Scudder Balanced Fund
  Scudder Growth and Income Fund

Income
  Scudder Emerging Markets Income Fund
  Scudder Global Bond Fund
  Scudder GNMA Fund
  Scudder High Yield Bond Fund
  Scudder Income Fund
  Scudder International Bond Fund
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund

Growth
  Scudder Capital Growth Fund
  Scudder Classic Growth Fund
  Scudder Development Fund
  Scudder Emerging Markets Growth Fund
  Scudder Global Discovery Fund
  Scudder Global Fund
  Scudder Gold Fund
  Scudder Greater Europe Growth Fund
  Scudder International Fund
  Scudder Latin America Fund
  Scudder Micro Cap Fund
  Scudder Pacific Opportunities Fund
  Scudder Quality Growth Fund
  Scudder Small Company Value Fund
  Scudder 21st Century Growth Fund
  Scudder Value Fund
  The Japan Fund

Retirement Plans and Tax-Advantaged Investments
--------------------------------------------------------------------------------
IRAs
Keogh Plans
Scudder Horizon Plan*+++ (a variable annuity)
401(k) Plans
403(b) Plans
SEP-IRAs
Profit Sharing and Money Purchase
  Pension Plans

Closed-End Funds#
--------------------------------------------------------------------------------
The Argentina Fund, Inc.
The Brazil Fund, Inc.
The First Iberian Fund, Inc.
The Korea Fund, Inc.
The Latin America Dollar Income Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder New Asia Fund, Inc.
Scudder New Europe Fund, Inc.
Scudder World Income  Opportunities
  Fund, Inc.

Institutional Cash Management
--------------------------------------------------------------------------------
Scudder Institutional Fund, Inc.
Scudder Fund, Inc.
Scudder Treasurers Trust(TM)++

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges. ++For information on Scudder Treasurers Trust,(TM) an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc. ($100,000 minimum), call 1-800-541-7703.

                         26-Scudder Capital Growth Fund

Account Service and Information
--------------------------------------------------------------------------------
                For existing account service and transactions

                  Scudder Investor Relations
                  1-800-225-5163

                For personalized information about your Scudder accounts; exchanges and redemptions; or information on any Scudder fund

                  Scudder Automated Information Line (SAIL)
                  1-800-343-2890

Investment Information
--------------------------------------------------------------------------------
                To receive information about the Scudder funds, for additional applications and prospectuses, or for investment questions

                  Scudder Investor Relations
                  1-800-225-2470

                For establishing 401(k) and 403(b) plans

                  Scudder Defined Contribution Services
                  1-800-323-6105

Please address all correspondence to
--------------------------------------------------------------------------------
                  The Scudder Funds
                  P.O. Box 2291
                  Boston, Massachusetts
                  02107-2291

Visit the Scudder World Wide Web Site at:
--------------------------------------------------------------------------------
                  http://funds.scudder.com

Or Stop by a Scudder Funds Center
--------------------------------------------------------------------------------
                Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Funds Center near you--they can be found in the following cities:

                   Boca Raton             New York
                   Boston                 Portland, OR
                   Chicago                San Diego
                   Cincinnati             San Francisco
                   Los Angeles            Scottsdale

                For information on Scudder Treasurers Trust(TM), an institutional cash management service for corporations, non-profit organizations and trusts which utilizes certain portfolios of Scudder Fund, Inc.* ($100,000 minimum), call:
                1-800-541-7703.

                For information on Scudder Institutional Funds*, funds designed to meet the broad investment management and service needs of banks and other institutions, call:
                1-800-854-8525.


Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

* Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

                         27-Scudder Capital Growth Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.